[LIBERTY LOGO]
                                             Colonial New York
                                             Insured Municipal Fund




                                             Semiannual Report
                                             May 31, 2000

President's Message


Dear Shareholder:

On May 31, 2000, Colonial New York Insured Municipal Fund completed its first full six-month reporting period. I am pleased to report that, during the half-year period, the Fund's management team successfully invested the majority of the Fund's assets and was able to generate an initial income distribution of $0.420 per common share.(1)

During the six-month period, the economy of New York State, like that of the nation, remained very strong. In an attempt to restrain this robust economic growth and stem a rise in the rate of inflation, the Federal Reserve continued a program of interest rate hikes begun in mid-1999. As rates moved upward 0.25% in February 2000 and again in March, it generally hurt performance in the municipal bond markets because, as rates rise, bond prices fall.

In May 2000, the Fed demonstrated just how determined it was to curb inflationary pressures by pushing short-term rates up another 0.50%. Investors took this as a sign that such pressures would eventually come under control, and municipal bond yields came down, creating a rally in municipal bond prices toward the end of the period. The Fund's management team also foresaw a more moderate economic, inflation, and interest rate environment in the future and positioned the Fund for this outlook.

Thank you for choosing Colonial New York Insured Municipal Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson
--------------------------

Stephen E. Gibson
President
July 17, 2000

(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.



--------------------------------
 Not FDIC    May Lose Value
             ---------------
 Insured     No Bank Guarantee
--------------------------------

Highlights


>      Fund is invested primarily in AAA-rated, long-term securities.

       During this period of volatility, we were quite selective in investing the Fund's initial assets. We have assembled a portfolio comprised largely of AAA-rated bonds with maturities of 20 years or longer, including a sizable number of essential-services revenue bonds. These bonds are backed by revenues from core infrastructure projects, such as water, sewer and energy plants, and generally are more resistant than most municipal bonds to an economic slowdown.

>      High-yield bonds added to current yield.

       To complete the initial portfolio, we selectively invested a small percentage in nonrated bonds. The relative yield advantage of high-yield bonds (compared to comparable-maturity insured municipal bonds) was on the increase as the period began, so adding them to the portfolio gave a boost to the Fund's current yield.

>      Portfolio manager's commentary.

       For the six months ended May 31, 2000, the Fund posted a total return of negative 0.19% based on net asset value and negative 0.78% based on market price. The Lehman Brothers Municipal Bond Index outperformed the Fund, returning 1.02% for the same period.

       During this period, the municipal bond market experienced higher yields and lower prices. As the period drew to an end, we saw the first signs in housing, retail and manufacturing activity reports that the U.S. economy may be slowing. Since New York's economy acts and reacts much like the national economy, this would bode well for the New York municipal markets. Thus, we have positioned the Fund for a more favorable long-term environment. We believe that if the economy loses some momentum, interest rates will fall, allowing bond prices to rally. The gains would be greatest for longer-term securities, so we may be looking for an opportune time to increase our commitment to securities at the long-end of the maturity spectrum.

                                      --William Loring and Brian Hartford,
                                        Portfolio Co-managers






Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes.


[Begin sidebar]

Six-month cumulative total returns for the period ended 5/31/2000:

NAV                   (0.19)%
-----------------------------
Market price          (0.78)%
-----------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

Price per share as of 5/31/2000:

NAV                $13.79
----------------------------
Market price       $14.50
----------------------------

Top Industry Sectors


Special Non-Property         15.3%
--------------------------------------
Education                    12.5%
--------------------------------------
Hospitals                    12.2%
--------------------------------------
State Appropriated            9.5%
--------------------------------------
Airport                       8.4%
--------------------------------------

Quality Breakdown
as of 5/31/2000:

AAA                      73.4%
---------------------------------
AA                       15.2%
---------------------------------
A                         4.7%
---------------------------------
BBB                       4.1%
---------------------------------
Nonrated                  2.0%
---------------------------------
Cash equivalents          0.6%
---------------------------------

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the Quality Breakdown represent the highest rating assigned to a particular bond by one of the following respected agencies: Standard & Poor's Corp., Moody's Investors Service, Inc. or Fitch Investors Service.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown or invest in these sectors in the future.

[End sidebar]

Investment Portfolio
May 31, 2000 (Unaudited)
(in thousands)

Municipal Bonds -- 97.8%                              Par         Value
------------------------------------------------------------------------------
EDUCATION--12.5%
Education
Schenectady Industrial Development Agency,
   Union College, Series 1999 A,
   5.450% 12/1/29 (a)                                 $1,000       $ 911
St. Lawrence County Industrial Development
    Agency, St. Lawrence University, Series 1998 A,
    5.375% 7/1/18                                        700         656
State Dormitory Authority:
   New York University:
     Series 1998 A, 5.750% 7/1/27 (a)                  1,500       1,469
     Series 1999, 6.000% 7/1/28 (a)                      500         483
     Cooper Union, Series 1999, 6.000% 7/1/19          1,000       1,009
                                                                  ------
                                                                   4,528
                                                                  ------
------------------------------------------------------------------------------
HEALTHCARE--16.2%
Congregated Healthcare Facility--1.4%
State Dormitory Authority, Miriam Osborn
   Memorial Home, Series 2000 B, 6.875%
   7/1/19                                                300         315
Suffolk County Industrial Development Agency,
   Jefferson Ferry, Series 1999 A, 7.200%
   11/1/19                                               200         194
                                                                  ------
                                                                     509
                                                                  ------
Hospitals--12.2%
Nassau Health Care Corp., Series 1999, 5.750%
   8/1/29                                                500         476
State Dormitory Authority:
 United Health Services Hospital, Inc., Series
    1997, 5.375% 8/1/27                                1,000         901
 Sloan Kettering Cancer Center, Series 1998,
    5.500% 7/1/23                                      1,000         946
 Catholic Health Services of Long Island, Series
    1999, 5.500% 7/1/29                                1,000         912
 New Island Hospital, Series 1999 B, 5.750%
    7/1/19                                             1,000         974
 Mount Sinai Health Obligation Group, Series
    2000, 6.500% 7/1/25                                  200         201
                                                                  ------
                                                                   4,410
                                                                  ------
Nursing Home--2.6%
Syracuse Housing Authority, Loretto Rest, Series
   1997 A, 5.700% 8/1/27 (a)                           1,000         948
                                                                  ------
------------------------------------------------------------------------------
HOUSING--2.9%
Assisted Living/Senior--0.4%
Huntington Housing Authority, Gurwin Jewish
   Senior Center, Series 1999, 6.000% 5/1/29             200         160
                                                                  ------
Single Family--2.5%
State Mortgage Agency, Series 1999 8-2, 5.650%
   4/1/30                                              1,000         908
                                                                  ------

                                                        Par         Value
-----------------------------------------------------------------------------
OTHER REVENUE--2.6%
Recreation
New York City Cultural Trust, American Museum
   of Natural History, Series 1997 A, 5.650%
   4/1/22                                             $1,000       $ 955
                                                                   -----
-----------------------------------------------------------------------------
TAX-BACKED--33.2%
Local Appropriated--4.6%
New York City:
 Series 1998 B, 5.375% 8/1/22                          1,000        917
 Series 1998 D, 5.250% 8/1/21                            500        450
PR Commonwealth of Puerto Rico, Municipal
Finance Agency, Series 1999 A, 5.500% 8/1/23             300        286
                                                                  -----
                                                                  1,653
                                                                  -----
Special Non-Property Tax--15.3%
Metropolitan Transportation Authority, Series
   1998 A, 5.250% 7/1/28                               1,000        885
New York City Transitional Finance Authority,
   Series 2000 A, 5.750% 8/15/24                       1,500      1,441
PR Commonwealth of Puerto Rico
   Highway & Transportation Authority,
   Series 1996 Y, 5.500% 7/1/36 (a)                    1,500      1,370
PR Commonwealth of Puerto Rico, Public
   Building Authority, Series 1997 B, 5.000%
   7/1/27                                              1,000        868
VI Virgin Islands Public Finance Authority, Series
   1999, 6.500% 10/1/24                                1,000        996
                                                                  -----
                                                                  5,560
                                                                  -----
State Appropriated--9.5%
State Dormitory Authority:
 Series 1999 C, 5.500% 7/1/29                          1,700      1,571
 City University of New York, Series 1997 I,
    5.125% 7/1/27                                      1,000        862
State Urban Development Corp., Series 1999 C,
   6.000% 1/1/29                                       1,000        986
                                                                  -----
                                                                  3,419
                                                                  -----
State General Obligations--3.8%
PR Commonwealth of Puerto Rico, Series 1997,
   5.375% 7/1/25                                       1,500      1,390
                                                                  -----
-----------------------------------------------------------------------------
TRANSPORTATION--17.9%
Airport--8.4%
Albany County Airport Authority, Series 1997,
   5.500% 12/15/19 (a)                                 1,500      1,406
Niagara Frontier Transportation Authority, Series
   1999 A, 5.625% 4/1/29                               1,750      1,627
                                                                  -----
                                                                  3,033
                                                                  -----
Toll Facilities--7.1%
State Thruway Authority, Series 1998 E, 5.000%
   1/1/25                                              1,355      1,156
Triborough Bridge & Tunnel Authority, Series
   1992 Y, 6.125% 1/1/21 (a)                           1,390      1,435
                                                                  -----
                                                                  2,591
                                                                  -----

2   See notes to investment portfolio.

Investment Portfolio
May 31, 2000 (Unaudited)
(in thousands)


Municipal Bonds (continued)                            Par         Value
-------------------------------------------------------------------------
Transportation--2.4%
New York City Transportation Authority,
   Series 1999 A, 5.250% 1/1/29                       $1,000      $  884
                                                                  ------
-------------------------------------------------------------------------
UTILITY--12.5%
Independent Power Producer--2.4%
New York City Industrial Development Agency,
   Brooklyn Navy Yard Partners, Series 1997,
   5.650% 10/1/28                                   300         254
Port Authority of New York & New Jersey, KIAC
   Partners, Series 1996 IV, 6.750% 10/1/19         200         200
Suffolk County Industrial Development Agency,
   Nissequogue Cogen Partners, Series 1998,
   5.500% 1/1/23                                    200         165
PR Commonwealth of Puerto Rico, Industrial
 Educational, Medical & Environmental
 Cogeneration Facilities, AES Project, Series
 2000, 6.625% 6/1/26                                250         251
                                                             ------
                                                                870
                                                             ------
Municipal Electric--4.9%
GM Guam Power Authority, Series 1999 A,
   5.250% 10/1/34                                 1,000         883
Long Island Power Authority, Series 1998 A,
   5.250% 12/1/26 (a)                             1,000         882
                                                             ------
                                                              1,765
                                                             ------
Water & Sewer--5.2%
Albany Municipal Water Finance Authority,
   Series 2000 A, 6.375% 12/1/17                    200         210
Buffalo Municipal Water Finance Authority,
   Series 1999, 6.000% 7/1/29 (a)                 1,700       1,688
                                                             ------
                                                              1,898
                                                             ------
Total Municipal Bonds
 (cost of $35,755)                                           35,481
                                                             ------

OPTIONS--0.2%                            Contracts
---------------------------------------------------------------------------
September 2000 Treasury Bond Puts,
 Strike Price 92, expiration 9/22/00         51                28
September 2000 Treasury Bond Calls:
 Strike Price 96, expiration 9/22/00         21                33
 Strike Price 98, expiration 9/22/00         16                13
                                                           ------
Total Options
 (cost of $102)                                                74
                                                           ------
Total Investments
 (cost of $35,857) (b)                                     35,555
                                                           ------

Short Term Obligations -- 0.6%                   Par       Value
---------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (c)
New York City, Series 1994 A-10,
   4.450% 8/1/16                               $   200     $200
                                               -------
Other Assets & Liabilities, Net--1.4%                       509
                                                        -------
Net Assets--100%                                        $36,264
                                                        =======

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities, or a portion thereof, with a total market value of $10,592, are being used to collateralize open futures contracts.

(b) Cost for federal income tax purpose is the same.

(c) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specific dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 2000.

Short futures contract open on May 31, 2000:

                     Par Value                     Unrealized
                    covered by     Expiration     depreciation
      Type           contracts        month       at 05/31/00
----------------   ------------   ------------   -------------
Treasury Bond         6,300        September         $ (59)
Municipal Bond        2,000        September           (34)
                                                     -----
                                                     $ (93)
                                                     -----

See notes to financial statements.                                             3

Statement of Assets & Liabilities
May 31, 2000 (Unaudited)
(in thousands except for per share amount)


Assets
Investments at value (cost $35,857)                    $35,555
Short-term obligations                                     200
                                                       -------
                                                        35,755
Receivable for:
 Interest                                   $827
 Expense reimbursement due from
      Advisor                                 15
Other                                         70           912
                                            ----       -------
 Total Assets                                           36,667
Liabilities
Payable for:
 Investments purchased                       249
 Variation margin on futures                  77
 Distribution--preferred shares                7
Accrued:
 Bookkeeping fee                               1
Other                                         69
                                            ----
 Total Liabilities                                         403
                                                       -------
Net Assets                                             $36,264
                                                       -------
Composition of Net Assets
Auction Preferred shares (1 share issued
     and outstanding at $25,000 per
     share)                                            $14,100
Capital paid in                                         22,782
Undistributed net investment income                        111
Accumulated net realized loss                             (334)
Net unrealized depreciation on:
 Investments                                              (302)
 Open futures contracts                                    (93)
                                                       -------
                                                       $36,264
                                                       -------
Net Assets at value for 1,607 common
     shares of beneficial interest
     outstanding                                       $22,164
                                                       -------
Net Asset value per share                              $ 13.79
                                                       -------
Net Assets at value including accrued
     dividends for 1 preferred share
     outstanding                                       $14,107
                                                       -------

Statement of Operations
For the Six Months Ended May 31, 2000
(in thousands)


Investment Income
Interest                                              $1,044
                                                      ------
Expenses
Bookkeeping fee                            $  9
Transfer agent fee                           18
Trustees fee                                  4
Custodian fee                                 1
Audit fee                                    10
Legal fee                                     2
Reports to shareholders                       3
Preferred share remarketing
     commissions                             15
Other                                        28
                                           -----
                                             90

Fees and expenses waived or borne by
     the Advisor                            (55)         35
                                           -----      ------
   Net Investment Income                              1,009
                                                      ------
Net Realized & Unrealized Loss on
Portfolio Positions
Net realized loss on:
 Investments                               (116)
 Closed futures contracts                  (218)
                                           -----
   Net Realized Loss                                   (334)
 Net change in unrealized
     appreciation/depreciation during
     the period on:
 Investments                               (170)
 Open futures contracts                     (93)
                                           -----
   Net change in unrealized
     appreciation/depreciation                         (263)
                                                      ------
   Net Loss                                            (597)
                                                      ------
Increase in Net Assets from Operations                $ 412
                                                      ------

4   See notes to financial statements.

Statement of Changes in Net Assets
(in thousands)


                                             (Unaudited)
                                             Six months        Period
                                                ended          ended
                                               May 31,      November 30,
Increase (Decrease) in Net Assets               2000          1999 (a)
---------------------------------------------------------------------------
Operations:
Net investment income                        $ 1,009        $    33
Net realized loss                               (334)            --
Net change in unrealized appreciation/
   depreciation                                 (263)          (132)
                                             -------        -------
   Net Increase (Decrease) from
    Operations                                   412            (99)
Distributions:
From net investment income--common              (674)            --
From net investment income--preferred           (257)            --
                                             -------        -------
                                                (519)           (99)
Fund Share Transactions:
Receipts for shares sold--common shares           --         22,972
Preferred share offering
   (net of $190 offering costs)               13,910             --
                                             -------        -------
   Net Increase from Fund Share
   Transactions                               13,910         22,972
                                             -------        -------
        Total Increase                        13,391         22,873
Net Assets
 Beginning of period                          22,873             --
                                             -------        -------
 End of period (including
    undistributed net investment
    income of $111 and $33,
    respectively)                            $36,264        $22,873
                                             -------        -------
Number of Fund Shares
Common:
Sold                                              --          1,607
Outstanding at
   Beginning of period                         1,607             --
                                             -------        -------
   End of period                               1,607          1,607
                                             -------        -------
Preferred:
Issued in initial offering                         1             --
Outstanding at
   Beginning of period                            --             --
                                             -------        -------
   End of period                                   1             --
                                             -------        -------

(a) The Fund commenced investment operations on November 19, 1999.



See notes to financial statements.                                             5

Notes to Financial Statements
May 31, 2000 (Unaudited)

Note 1. Interim Financial Statements

In the opinion of management of Colonial New York Insured Municipal Fund (the
Fund), the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

Note 2. Accounting Policies

Organization:

The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from regular federal income tax and New York State and City personal income taxes. The Fund authorized an unlimited number of shares.

On November 19, 1999, the Fund completed the offering of 1,600,000 common shares at a price of $15.00 per share, raising $22,872,000, net of underwriting and offering costs.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, debt discount and premium:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2000 was 3.60%. For the year ended May 31, 2000, the Trust paid dividends to Auction Preferred shareholders amounting to $256,754 representing an average APS dividend rate for such period of 3.64%.

Note 3. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor) is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets. For the period from the commencement of the Fund's operations through January 1, 2001, the Advisor has agreed to waive all of its management fees.

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for $18,000 per year plus 0.0233% annually of the Fund's average weekly net assets over $50 million.

Expense Limits:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, brokerage commissions, interest, preferred dividends, taxes and extraordinary expenses, if any) exceed 0.20% annually of the Fund's average net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

May 31, 2000 (Unaudited)

Note 4. Portfolio Information

Investment activity:

During the six months ended May 31, 2000, purchases and sales of investments, other than short-term obligations, were $23,649,647 and $8,959,917, respectively.

Unrealized appreciation (depreciation) at May 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:


  Gross unrealized appreciation     $ 140,248
  Gross unrealized depreciation      (442,156)
                                    ---------
   Net unrealized depreciation      $(301,908)
                                    ---------

Other:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase and sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

Note 5. Preferred Share Offering:

On December 20, 1999, the Fund offered and currently has outstanding 564 Auction Preferred shares. The Auction Preferred Shares are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Total proceeds of $13,910,000, net of underwriting and offering costs, were received upon the offering.

Costs incurred by the Trust in connection with the offering of the Auction Preferred Shares totaling $189,855 were recorded as a reduction of capital paid in excess of par applicable to common shares.

Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred shares and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At May 31, 2000 there were no such restrictions on the Fund.

Note 6. Results of Annual Meeting of Shareholders

On May 24, 2000, the Annual Meeting of Shareholders of the Fund was held to elect nine Trustees, (Bleasdale, Carberry, Collins, Grinnell, Lowry, Mayer, Moody, Verville, Neuhauser) to be voted by the Common and Preferred shareholders and to elect two Trustees, (Macera, Stitzel) to be voted solely by Preferred shareholders and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000. On March 1, 2000, the record date for the Meeting, the Fund had outstanding 1,606,666 of Common shares and 564 of Preferred shares. The votes cast were as follows:

                                                Authority
                                     For        Withheld
                                 -----------   ----------
To elect a Board of Trustees:
Tom Bleasdale                    1,577,588        18,339
John V. Carberry                 1,577,588        18,339
Lora S. Collins                  1,577,588        18,339
James E. Grinnell                1,577,588        18,339
Richard W. Lowry                 1,577,588        18,339
William E. Mayer                 1,577,588        18,339
James L. Moody                   1,577,588        18,339
John J. Neuhauser                1,577,588        18,339
Anne-Lee Verville                1,577,588        18,339
Salvatore Macera                       564            --
Thomas E. Stitzel                      564            --

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000:

     For         Against     Abstain
-------------   ---------   --------
  1,578,869      3,378       13,650

Financial Highlights

Selected per share data, total return, ratios and supplemental data throughout each period are as follows (common shares unless otherwise noted):

                                                                (Unaudited)
                                                              Six months ended           Period ended
                                                                May 31, 2000         November 30, 1999 (b)
------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of period                           $14.240                  $ 14.33
                                                               ----------               -------
Income From Investment Operations:
Net investment income (a)                                        0.468                    0.021
Offering costs--common shares                                       --                   (0.030)
Offering costs--preferred shares                                (0.118)                      --
Net realized and unrealized loss                                (0.220)                  (0.081)
                                                               --------                 --------
Total from Investment Operations                                 0.130                   (0.090)
                                                               --------                 --------
Less Distributions Declared to Shareholders:
From net investment income--common                              (0.420)                      --
From net investment income--preferred                           (0.160)                      --
                                                               --------                 --------
Total Distributions Declared to Shareholders                    (0.580)                      --
                                                               --------                 --------
Net asset value--End of period                                 $13.790                  $14.240
                                                               --------                 --------
Market price per share                                         $14.500                  $15.063
                                                               --------                 --------
Total return--based on market value (c)(d)(e)                    (0.78)%                   0.41%
                                                               --------                 --------
Ratios To Average Net Assets

Expenses (f)(g)                                                   0.31%(h)                 0.20%
Net investment income(f)(g)                                       6.72%(h)                 5.20%
Fees and expenses waived or borne by the Advisor(f)(g)            0.49%(h)                   --
Portfolio turnover (e)                                              27%                       0%
Net assets at end of period (000)                              $36,264                  $22,873

(a) Net of fees and expenses waived or borne by the Advisor
which amounted to:                                             $0.034                   $ 0.019

(b) The Fund commenced investment operations on November 19, 1999.
(c) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

Dividend Reinvestment Plan

1. You, BankBoston, NA, will act as Agent for me, and will open an account for me under the Dividend Reinvestment Plan with the same registration as my shares of the Fund are currently registered. You will effect the dividend reinvestment option on my behalf as of the first record date for an income dividend or capital gain distribution ("distribution"), separately or collectively, after you receive the authorization duly executed by me.

2. Whenever the Fund declares a distribution payable in the Fund's shares of beneficial interest ("shares") or cash at the option of the shareholder, I hereby elect to take such distribution entirely in shares, subject to the terms of this Plan. If on the valuation date the Fund's net asset value per share is less than the market price (including estimated brokerage commissions), you shall on the payable date automatically receive for my account from the Fund that number of newly-issued shares that the cash otherwise receivable by me would purchase if the purchase price per share equaled the higher of: (a) net asset value per share on the valuation date, or (b) 95% of market price (not including estimated brokerage commission) on the payable date; except if the market price (not including estimated brokerage commissions) on the payable date is less than 95% of the net asset value per share on the valuation date, you shall receive a distribution of cash from the Fund and shall apply the amount of such distribution to the purchase in the open market of shares of my account, commencing on the business day after the payable date, subject to the condition that such purchases must be made at a "discount" during the remainder of the "buying period." "Discount" is defined as a market price per share (including estimated brokerage commissions) which is lower than the most recently determined net asset value per share (as calculated from time to time). "Buying period" shall mean the period commencing the first business day after the valuation date and ending at the close of business on the business day preceding the "ex" date for the next distribution. The valuation date will be the last business day of the week preceding the week of the payable date.

3. Should the Fund's net asset value per share exceed the market price (including estimated brokerage commissions) on the valuation date for a distribution, you shall receive for my account a distribution in cash from the Fund and shall apply the amount of such distribution on my shares to the purchase in the open market of shares for my account commencing on the first business day after the valuation date, subject to the condition that such purchases must be made at a discount during the buying period.

4. In the event you are instructed to purchase shares in the open market pursuant to paragraph 2 or 3 hereof, and you are unable for any reason to invest the full amount of the distribution in shares acquired in open-market purchases at a discount during the buying period, you will invest the uninvested portion of such distribution in newly-issued shares at the close of business at the end of such buying period at the higher of:
     (a) net asset value determined at such close, or (b) 95% of the market price (not including estimated brokerage commissions) at such close.

5. You may not acquire newly-issued shares after the valuation date unless you have received a legal opinion that registration of such shares is not required under the Securities Act of 1993, as amended, or unless the shares to be issued are registered under such an Act.

6. For all purposes of the Plan: (a) the market price of the shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date (in either case including or not including estimated brokerage commissions as provided above) and (b) net asset value per share of the shares on a particular date shall be as determined by or on behalf of the Fund.

7. Open-market purchases provided for above may be made on any securities exchange where the shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as you shall determine. My cash funds held by you uninvested will not bear interest and it is understood that, in any event, you shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. You shall have no responsibility as to the value of the shares acquired for my account. For the purposes of open-market purchases with respect to the Plan you may commingle my funds with those of other shareholders of the Fund for whom you similarly act as Agent, and the average price (including brokerage commissions) of all shares purchased by you as Agent shall be the price per share allocated to me in connection therewith.

8. You may hold my shares acquired pursuant to my authorization, together with the shares of other shareholders of the Fund acquired pursuant to similar authorizations, in non-certificate form in your name or that of your nominee. You will forward to me any proxy solicitation material and will vote any shares so held for me only in accordance with the proxy returned by me to the Fund. Upon my written request, you will deliver to me, without charge, a certificate or certificates for the full shares.

9. You will confirm to me each investment made for my account as soon as practicable but not later than 60 days after the date thereof. Although I may from time to time have an undivided fractional interest (computed to three decimal places) in a share, no certificates for a fractional share will be issued. However, distributions on fractional shares will be credited to my account. In the event of termination of my account under the Plan, you will sell such undivided fractional interests at the market value of the shares at the time of termination and send the net proceeds to me.

Dividend Reinvestment Plan

10. Any stock dividends or split shares distributed by the Fund on shares held by you for me will be credited to my account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for me under the Plan will be added to other shares held by me in calculating the number of rights to be issued to me.

11. Your fee for service described in this Plan will be paid by the Fund. I will be charged a pro rata share of brokerage commission on all open-market purchases.

12. I may terminate my account under the Plan by notifying you in writing. Such termination will be effective immediately if my notice is received by you prior to the record date of subsequent distributions. The Plan may be terminated by you or the Fund upon notice in writing mailed to me at least 30 days prior to any record date for the payment of any distribution of the Fund. Upon any termination you will cause a certificate or certificates for the full shares held for me under the Plan and the proceeds from the sales of any fractional shares to be delivered to me without charge. If I elect by notice to you in writing in advance of such termination to have you sell part or all of my shares and remit the proceeds to me, you are authorized to deduct brokerage commission for this transaction from the proceeds.

     If I decide to terminate my account under the Plan, I may request that all my Plan shares, both full and fractional, be sold. The per share price may fall during the period between my request for sale and the sale in the open market which will be made within ten trading days after the Agent receives my request. The proceeds of the sale less a $2.50 service fee, plus any brokerage commission will be mailed to me after the settlement of funds from the brokerage firm. The settlement is three business days after the sale of shares.

13. These Terms and Conditions may be amended or supplemented by you or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to me appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by me unless, prior to the effective date thereof, you receive written notice of the termination of my account under the Plan. Any such amendment may include an appointment by you in your place and stead of successor Agent under these Terms and Conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these Terms and Conditions. Upon any such appointment of any Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for my account, all distributions payable on shares held in my name or under the Plan for retention or application by such successor Agent as provided in these Terms and Conditions.

14. You shall at all times act in good faith and agree to use your best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by your negligence, bad faith or willful misconduct, or that of your employees.

15. These Terms and Conditions shall be governed by the laws of the Commonwealth of Massachusetts.

                    THIS PAGE INTENTIONALLY LEFT BLANK.

                    THIS PAGE INTENTIONALLY LEFT BLANK.

Transfer Agent


Important Information About This Report
The Transfer Agent for Colonial California Insured Municipal Fund is:

BankBoston, NA
100 Federal Street
Boston, MA 02110
1-800-730-6001

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Insured Municipal Fund.

Trustees


Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

Thomas E. Stitzel

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


COLONIAL NEW YORK INSURED MUNICIPAL FUND     Semiannual Report

                                                  IY-03/017C-0600 (7/00) 00/1186